UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 7, 2012

ZAP
(Exact name of Registrant as specified in its charter)

California	001-32534	94-3210624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 Fourth Street Santa Rosa, CA	95401
(Address of Principal Executive Offices)	(Zip Code)

(707) 525-8658
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Effective August 7, 2012, Charles Schillings was appointed Co-Chief Executive Officer of ZAP.  As previously disclosed in ZAP’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012 (File No. 001-32534), on August 7, 2012, ZAP appointed Charles Schillings, to the position of Co-Chief Executive Officer (the “Co-CEO”).  Since June 18, 2012, Mr. Schillings has served as ZAP’s Chief Operating Officer.

Item 9.01	Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release dated August 7, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP

Dated: November 16, 2012	By:	/s/ Priscilla M. Lu
Priscilla M. Lu
Chairman of the Board

INDEX OF EXHIBITS

Exhibit	Description

99.1	Press Release dated August 7, 2012.